UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 10, 2003
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                           GTECH Holdings Corporation
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                -----------------
                 (State or other jurisdiction of incorporation)


                  1-11250                              05-0451021
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         (Commission file number)         (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-392-1000
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


Item 12.          Results of Operations and Financial Condition.
                  ---------------------------------------------

                  This Report incorporates by reference: (a) the press release issued by GTECH on April 10, 2003 respecting GTECH's fiscal 2003 fourth quarter and year-end results, which is attached as Exhibit 99(a) hereto, and (b) the script for GTECH's fiscal 2003 fourth quarter and year-end earnings conference call held on April 10, 2003, which is attached as Exhibit 99(b) hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GTECH HOLDINGS CORPORATION


                                   By: /s/ Marc A. Crisafulli
                                      ------------------------------------------
                                       Marc A. Crisafulli
                                       Senior Vice President and General Counsel

Dated:  April 10, 2003

                                  Exhibit Index

         Exhibit Number                      Description
         --------------                      --------------

         Exhibit 99(a)                       Press Release dated April 10, 2003

         Exhibit 99(b)                       April 10, 2003 Earnings Conference
                                             Call Script